UNITED
STATES
SECURITIES
AND
EXCHANGE
COMMISSION
Washington,
D.C.
20549

FORM
8-
K

CURRENT
REPORT
Pursuant
to
Section
13
or
15(d)
of
the
Securities
Exchange
Act
of
1934

Date
of
Report
(Date
of
earliest
event
reported):
March 2, 2023

UPAY,
INC.
(Exact Name of Registrant as Specified in Its
Charter)

Nevada
(State or Other Jurisdiction of
Incorporation)

000- 55747	37- 1793622
(Commission File Number)	(IRS Employer Identification No.)

3010 LBJ Highway, 12th Floor
Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 888- 6052
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check
the
appropriate
box
below
if
the
Form
8-K
filing
is
intended
to
simultaneously
satisfy
the
filing
obligation
of
the
registrant
under
any
of
the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate
by
check
mark
whether
the
registrant
is
an
emerging
growth
company
as
defined
in
Rule
405
of
the
Securities
Act
of
1933
(17
CFR
§230.405)
or
Rule
12b-2
of
the
Securities
Exchange
Act
of
1934
(17
CFR
§240.12b-

2). Emerging
growth
company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

UPAY,
Inc.
is
referred
to
herein
as
“we”,
“us”
or
“our”
or
“UPAY”.

Item 5.02. Departure and Directors or Certain Officers/Appointment of Certain Officers

Appointment of Randall Greene as our Director

Effective March
2
, 2023, our Board of Directors appointed Randall Greene as our Chief Operations Officer and Director for a 3 year and a 1 year term, respectively.

Stock Compensation

Our Board of Directors approved Director compensation of 100,000 Restricted Common Stock Shares for his Board Service.

Our Board of Directors approved Chief Operating Officer compensation of 700,000 Restricted Common Stock Shares, the Shares of which will be vested in twelve equal quarterly payments of 58,333 shares per quarter. There is a 3-year lockup upon the Chief Operating Officer compensation Shares.

Investment in Private Placement Shares

Effective March
2
, 2023, Randall Greene subscribed for the purchase of 200,000 Restricted Common Stock Shares at fifty cents per share.

Biography of Randall Greene

Randall Greene, Chief Executive Officer/Chief Financial Officer/Director

Randall F. Greene was appointed as the  Chief Executive Officer/Chief Financial Officer/Chief Accounting Officer/Director of A-Game Beverages, Inc. on September 16, 2020. From July 2014 to present, he has been the Chief Executive Officer of Stahl Faust Immobilien, LLC, a real estate development company. From June 2012 to present, Randall F. Greene has been the Chairman of Bella Collina Community Development District, a governmental entity. From March 2011 to April 2020, he was the Chief Executive Officer of RG Developments and Investments LLC, a real estate development company owned by Randall Greene. From November 2016 to present, he has been the Vice Chairman of Bonnet Creek Resorts. Community Development District, a governmental entity. From September 2019 to present, he has been the Chairman of the Westwood Orange County Convention Center Community Development District, a governmental entity.

Additionally, Randall F. Greene has been associated with the following:

●	CEO, Stahl Faust Immobilien, LLC, a real estate development firm

●	Minority Partner with DCS Real Estate Investments (“DCS”), a real estate development firm

●	Minority Partner with DCS owning the 1900-acre Bella Collina Club and Resort, Bella Collina, Florida

●	Minority Partner with DCS owning the new 516 room JW Marriott Bonnet Creek Resort and Spa at the Walt Disney World Resort in Orlando

●	Minority Partner with DCS owning the 60-acre Sandlake Vista multi use project with 300 luxury apartments, hotel, medical offices, 7/11 store and a self-storage facility in Orlando, Florida.

●	Minority Partner with DCS owning a retail project in Disney’s Celebration project in Celebration, Florida.

●	Minority Partner in the 1200 room Marriott and Westin Towers at the Orange County Convention Center in Orlando, which is in development and construction starting mid-2022.

●	Chairman of the Bella Collina Community Development District (Governmental Entity)

●	Chairman of the Westwood/ OCC Community Development District at the Orange County Convention Center (Governmental Entity)

●	Chairman of the Bonnet Creek Resorts Community Development District at the Walt Disney World Resort Entertainment Complex (Governmental Entity}

EXHIBIT INDEX

Exhibit Number	Description

10.1	Director Agreement
10.2	Officer Agreement
10.3	Subscription Agreement

UPAY, INC.

Date: March 2 , 2023	By:	/s/ Jaco Folscher
	Name:	Jaco Folscher
	Title:	Chief Executive Officer